Exhibit 99.1

Tempo Automation, Inc. a Leading Software-Accelerated Electronics Manufacturer, Set to Go Public Through Merger with ACE Convergence Acquisition Corp.

At Closing Tempo to Simultaneously Acquire Advanced Circuits and Whizz Systems, Inc. to Create a Transformative Digital Manufacturing Platform

SAN FRANCISCO, October 14, 2021 — Tempo Automation, Inc. (“Tempo”), a leading software-accelerated electronics manufacturer, and ACE Convergence Acquisition Corp. (“ACE”) (Nasdaq: ACEV), a special-purpose acquisition company focusing on industrial and enterprise IT, announced today that they have entered into a definitive merger agreement. Upon closing of the transaction, the combined operating entity will be renamed “Tempo Automation Holdings, Inc.” and shares of its common stock are expected to trade on The Nasdaq Stock Market, LLC (“Nasdaq”) under the ticker symbol “TMPO”. Highlights of the transaction include:

●	Tempo’s differentiated smart manufacturing platform is accelerating the digital transformation of electronics prototyping and on-demand production, an estimated $290 billion domestic market.

●	Business combination with ACE positions Tempo to accelerate the data acquisition flywheel that powers its AI-directed digital manufacturing platform, and further compress timelines for its customers.

●	Highly differentiated financial profile with estimated pro forma[1] full year 2021 revenues of approximately $146 million.

●	Approximately $919 million estimated post-transaction equity value based on current assumptions with up to $391 million in gross cash proceeds to the company consisting of $230 million from cash in trust by ACE, assuming no redemptions by shareholders of ACE and $161 million from other financing sources (described below).

●	Other financing comes from premier institutional investors and technology lenders including Point72 Ventures Investments, ACE Equity Partners (an affiliate of ACE’s sponsor), Firsthand Funds, Lux Ventures, Structural Capital, and SQN Venture Partners.

●	The majority of the cash proceeds will be utilized to complete the acquisitions of Advanced Circuits, and Whizz concurrently with the closing of the business combination of Tempo with ACE.

●	The financing is further supported by an up to $95 million backstop of potential redemptions by ACE shareholders, with up to $25 million of such backstop provided by ACE Equity Partners and up to $70 million provided by Structural Capital and SQN Venture Partners.

1 Pro forma (PF) figures include the acquisitions of Compass AC Holdings, Inc. (“Advanced Circuits”) and Whizz Systems, Inc. (“Whizz”) which are expected to close substantially concurrently with the SPAC business combination.

●	The business combination is expected to close in the first quarter of 2022, subject to regulatory and stockholder approvals and other customary closing conditions.

Tempo is transforming electronics manufacturing with a differentiated smart manufacturing platform that uses software and data to accelerate time-to-market and time-to-revenue for the top innovators in the world. Tempo’s platform delivers speed, agility, and quality when innovators need it most -- from prototyping through on-demand production.  This market segment, estimated at $290 billion domestically, is rapidly growing, especially in industries such as semiconductors, space, medical device, industrial/ecommerce, and aviation/defense where Tempo focuses.

Tempo’s platform features all-digital process automation, data-driven intelligence, and a connected smart factory network to create a distinctive competitive advantage for customers in terms of quality, speed, and agility. Tempo’s platform leverages machine learning and an ever-expanding dataset to learn from every order, part, and process step. It applies those learnings to every future build, thus enhancing project precision, and decreasing cost and time to market for Tempo’s customers. In today’s highly constrained supply market, where speed and flexibility can be paramount, Tempo is filling a critical need at a critical time.

Concurrent with this transaction, Tempo is announcing two separate acquisitions:

●	Tempo has entered into a definitive agreement with Compass Diversified (NYSE: “CODI”), to acquire all of the outstanding equity interests of its majority owned subsidiary, Compass AC Holdings, Inc., the parent company of Advanced Circuits, one of the nation’s largest quick-turn printed circuit board manufacturing companies. By adding Advanced Circuits’ manufacturing capabilities, Tempo’s platform becomes more vertically integrated and accumulates more manufacturing data, which we expect to further accelerate customers’ time-to-market.

●	Additionally, Tempo has entered into a definitive agreement to acquire all of the outstanding equity interests of Whizz, a premier provider of electronics product design, development and manufacturing services, privately held and based in San Jose, CA. Whizz’s capabilities are expected to add vital upstream product design services and a global footprint to support customers throughout their product development process while providing more manufacturing data to fuel Tempo’s platform.

These synergistic acquisitions are expected to further strengthen Tempo’s ability to power innovation with transformative design and manufacturing capabilities, while providing rich new manufacturing data for its AI software. These transactions will leverage Tempo's software platform and create an end-to-end vertically integrated platform company in what has traditionally been a highly fragmented electronics prototyping and on-demand production industry in the United States.

“Tempo Automation is an ideal fit with our charter of merging with a leader in industrial and enterprise information technology segments” said Behrooz Abdi, Chief Executive Officer and Chairman of ACE. “The growing complexity of electronics can't be overstated, and Tempo's use of software and AI in its manufacturing platform allows its customers to move at the speed of innovation. We're confident that the company will experience a strong growth trajectory as demand for on-shoring of printed circuit board prototyping and manufacturing continues to increase.”

“Tempo Automation’s manufacturing platform, driven by software and data-driven learning, has immense power to transform the electronics manufacturing industry,” said Sri Chandrasekar, Managing Partner, Point72 Ventures. “We are thrilled to have been an early investor in Tempo and look forward to continuing to support them as they enter this next stage of growth.”

“Our customers are among some of the world's greatest innovators, using our platform to power initiatives that include travel to the moon and Mars,” said Joy Weiss, President and Chief Executive Officer of Tempo. “We expect that this business combination will greatly broaden our capabilities and footprint in the market, provide substantial manufacturing data to fuel our platform and allow us to help more and more customers accelerate their innovations.”

Leadership Team

Upon the closing of the transaction, the combined company will be led by the Tempo management team, including President and Chief Executive Officer Joy Weiss and Chief Financial Officer Ryan Benton. Behrooz Abdi is expected to remain on the combined company’s board of directors.

Transaction Overview

The transaction reflects an implied equity value of the combined company of approximately $919 million estimated post-transaction equity value based on current assumptions. The proceeds will be utilized to complete the acquisitions of Advanced Circuits and Whizz, provide cash to the balance sheet, and pay fees of the transaction. The transaction is expected to provide $391 million in gross cash proceeds to the company as follows:

●	$230 million from cash in trust by ACE, assuming no redemptions by shareholders of ACE. This is supported by an up to $95 million backstop against potential redemptions, comprised of up to $25 million by ACE Equity Partners, and up to $70 million as part of the Structural Capital and SQN Venture Partners senior term debt facility.

●	$82 million fully committed common stock concurrent PIPE financing anchored by Point72 Ventures Investments and ACE Equity Partners with participation from other top institutional investors Firsthand Funds and Lux Capital.

●	$25 million in convertible note financing, provided by ACE Equity Partners.

●	$54 million in net proceeds from a senior term debt facility from Structural Capital and SQN Venture Partners, as part of a $150 million total facility, which also provides up to $70 million to support either future acquisitions or potential redemptions from shareholders of ACE.

The boards of directors of both Tempo and ACE have approved the proposed business combination, which is expected to be completed in the first quarter of 2022. The closing of the transaction is subject to among other things, the approval by ACE’s shareholders, satisfaction or waiver of the conditions stated in the merger agreement and other customary closing conditions, including a registration statement on Form S-4 being declared effective by the U.S. Securities and Exchange Commission (the “SEC”), the receipt of certain regulatory approvals, and approval by Nasdaq to list the securities of the combined company.

Advisors

Citigroup Global Markets Inc. is acting as exclusive financial advisor to Tempo, and Latham & Watkins LLP is acting as its legal counsel. Jefferies LLC is exclusive financial advisor and capital markets advisor to ACE, and Skadden, Arps, Slate, Meagher & Flom LLP is acting as its legal counsel. Citigroup Global Markets Inc. and Jefferies LLC acted as joint placement agents to ACE on the PIPE transaction, and Paul Hastings LLP is acting as legal counsel to the placement agents.

Webcast and Investor Conference Call

Investors may listen to a pre-recorded call regarding the proposed business combination beginning on Monday, October 18 . Please visit Tempo Automation’s investor relations website at https://www.tempoautomation.com/investor-relations/ for this and other investor information.

About Tempo Automation

Tempo Automation is a leading software-accelerated electronics manufacturer, transforming the way top companies innovate and bring new products to market. Tempo’s unique automated manufacturing platform optimizes the complex process of printed circuit board manufacturing to deliver unmatched quality, speed and agility. The platform’s all-digital process automation, data-driven intelligence, and connected smart factory create a distinctive competitive advantage for customers—to deliver tomorrow’s products today. From rockets to robots, autonomous cars to drones, many of the fastest-moving companies in industrial tech, medical technology, space, and other industries partner with Tempo to accelerate innovation and set a new tempo for progress. Learn more at https://tempoautomation.com.

About ACE Convergence Acquisition Corp

ACE Convergence Acquisition Corp. (Nasdaq: ACEV) is a $230 million special purpose acquisition company focusing on industrial and enterprise IT and semiconductors. For more information, please visit: http://acev.io/

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination (the “Proposed Business Combination”) between Tempo Automation, Inc. (collectively with its subsidiaries and pro forma for its acquisition of Compass AC Holdings, Inc. and Whizz Systems, Inc., “Tempo”), and ACE Convergence Acquisition Corp. (“ACE”), including statements regarding the benefits of the Proposed Business Combination, the anticipated timing of the Proposed Business Combination, the services offered by Tempo and the markets in which it operates, and Tempo’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of ACE’s securities~~;~~, (ii) the risk that the acquisition by Tempo Automation, Inc. of each of Compass AC Holdings, Inc. and Whizz Systems, Inc. may not be completed in a timely manner or at all, (iii) the risk that the Proposed Business Combination may not be completed by ACE’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ACE~~;~~, (iv) the failure to satisfy the conditions to the consummation of the Proposed Business Combination, including the receipt of the requisite approvals of ACE’s shareholders and Tempo’s stockholders, respectively, the satisfaction of the minimum trust account amount following redemptions by ACE’s public shareholders and the receipt of certain governmental and regulatory approvals~~;~~, (v) the lack of a third party valuation in determining whether or not to pursue the Proposed Business Combination, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vii) the effect of the announcement or pendency of the Proposed Business Combination on Tempo’s business relationships, performance, and business generally, (viii) risks that the Proposed Business Combination disrupts current plans of Tempo and potential difficulties in Tempo employee retention as a result of the Proposed Business Combination, (ix) the outcome of any legal proceedings that may be instituted against Tempo or against ACE related to the agreement and plan of merger or the Proposed Business Combination, (x) the ability to maintain the listing of ACE’s securities on The Nasdaq Stock Market LLC, (xi) the price of ACE’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Tempo plans to operate, variations in performance across competitors, changes in laws and regulations affecting Tempo’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Business Combination, and identify and realize additional opportunities, (xiii) the risk of downturns in the highly competitive industry in which Tempo operates, (xiv) the impact of the global COVID-19 pandemic, (xv) the enforceability of Tempo’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security, (xvi) the ability of Tempo to protect the intellectual property and confidential information of its customers, (xvii) the risk of downturns in the highly competitive additive manufacturing industry, and (xviii) other risks and uncertainties described in ACE’s registration statement on Form S-1 (File No. 333-239716), which was originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 6, 2020 (the “Form S-1”), and Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 17, 2021 and subsequently amended on May 6, 2021 (the “Form 10-K”), and its subsequent Quarterly Reports on Form 10-Q. The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Form S-1, the Form 10-K, Quarterly Reports on Form 10-Q, the Registration Statement (as defined below), the proxy statement/prospectus contained therein, and the other documents filed by ACE from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Tempo and ACE assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Tempo nor ACE gives any assurance that either Tempo or ACE, respectively, will achieve its expectations.

Additional Information and Where to Find It

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by ACE with the SEC and available at www.sec.gov. In connection with the Potential Business Combination, ACE will file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a preliminary proxy statement to be distributed to holders of ACE’s ordinary shares in connection with ACE’s solicitation of proxies for the vote by ACE’s shareholders with respect to the Proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to Tempo stockholders in connection with the Proposed Business Combination. After the Registration Statement has been filed and declared effective, ACE will mail a definitive proxy statement, when available, to its shareholders. The Registration Statement will include information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ACE’s shareholders in connection with the Potential Business Combination. ACE will also file other documents regarding the Proposed Business Combination with the SEC. Before making any voting decision, investors and security holders of ACE and Tempo are urged to read the Registration Statement, the proxy statement/prospectus contained therein, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about the Proposed Business Combination.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ACE through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by ACE may be obtained free of charge from ACE’s website at www.acev.io or by written request to ACE at ACE Convergence Acquisition Corp., 1013 Centre Road, Suite 403S, Wilmington, DE 19805.

Participants in the Solicitation

ACE and Tempo and their respective directors and officers may be deemed to be participants in the solicitation of proxies from ACE’s shareholders in connection with the Proposed Business Combination. Information about ACE’s directors and executive officers and their ownership of ACE’s securities is set forth in ACE’s filings with the SEC, including the Form 10-K. To the extent that holdings of ACE’s securities have changed since the amounts printed in the Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Proposed Business Combination may be obtained by reading the proxy statement/prospectus regarding the Proposed Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This press release shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination. This press release shall also not constitute an offer to sell or a solicitation of an offer to buy any securities of ACE, the combined company or Tempo, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Media Contact:

BOCA Communications for Tempo Automation

tempoautomation@bocacommunications.com

Investor Relations Contact:

tempoautomation@blueshirtgroup.com

ACE Convergence Acquisition Corp.

info@acev.io

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